UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: May 28, 2003

                            MICHAEL BAKER CORPORATION
             (Exact name of registrant as specified in its charter)

   Pennsylvania                     1-6627                          25-0927646
 (State or Other                 (Commission                      (IRS Employer
  Jurisdiction                   File Number)                     Identification
of incorporation)                                                    Number)

                              Airside Business Park
                                100 Airside Drive
                        Moon Township, Pennsylvania 15108
                    (Address of Principal Executive Offices)

                                 (412) 269-6300
              (Registrant's Telephone Number, including Area Code)

Item 7. Financial Statements and Exhibits.

(c)   Exhibits

The following exhibit is filed with this report on Form 8-K:

Exhibit No.                 Description
-----------                 -----------
99.1                        Press release issued May 28, 2003.

Item 9. Disclosure of Results of Operations and Financial Condition.

The information contained in this Item 9 is being furnished pursuant to Item 12 of Form 8-K, "Results of Operations and Financial Condition," in accordance with the interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 28, 2003, Michael Baker Corporation (the "Company") issued a press release reporting the Company's financial results for the quarter ended March 31, 2003. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MICHAEL BAKER CORPORATION


                                        By: /s/  William P. Mooney
                                            -----------------------------------
                                            Executive Vice President and Chief
                                            Financial Officer

Date: May 28, 2003

                                  EXHIBIT INDEX

Number          Description                                     Method of Filing
------          -----------                                     ----------------
99.1            Press release dated May 28, 2003                Filed herewith